Exhibit 99

NEWS RELEASE

The Progressive Corporation 6300 Wilson Mills Road Mayfield Village, Ohio 44143 http://www.progressive.com	Company Contact: Matt Downing (440) 395-4222

PROGRESSIVE REPORTS NOVEMBER RESULTS

MAYFIELD VILLAGE, OHIO — December 14, 2011 — The Progressive Corporation today reported the following results for November 2011:

(millions, except per share amounts and ratios; unaudited)	November 2011	November 2010	Change
Net premiums written	$1,071.9	$1,011.7	6%
Net premiums earned	$1,163.7	$1,117.0	4%
Net income	$124.7	$109.9	13%
Per share	$.20	$.17	22%
Total pretax net realized gains (losses) on securities (including net impairment losses)	$42.1	$29.4	43%
Combined ratio	90.1	90.7	(.6	)pts.
Average diluted equivalent shares	612.7	659.8	(7)%

(in thousands; unaudited)	November 2011	November 2010	Change
Policies in Force:
Agency – Auto	4,653.5	4,486.5	4%
Direct – Auto	3,851.4	3,610.5	7%

Total Personal Auto	8,504.9	8,097.0	5%
Total Special Lines	3,805.2	3,627.3	5%

Total Personal Lines	12,310.1	11,724.3	5%

Total Commercial Auto	511.4	514.0	(1)%

Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines business writes insurance for personal autos and recreational vehicles. Our Commercial Auto business writes primary liability, physical damage, and other auto-related insurance for autos and trucks owned by small businesses.

See the “Income Statements” and “Supplemental Information” for further month and year-to-date information and the “Monthly Commentary” at the end of this release for additional discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENT

November 2011

(millions – except per share amounts)

(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$1,071.9

Revenues:
Net premiums earned	$1,163.7
Investment income	42.4
Net realized gains (losses) on securities:
Other-than-temporary impairment (OTTI) losses:
Total OTTI losses	0
Non-credit losses, net of credit losses recognized on previously recorded non-credit OTTI losses	0

Net impairment losses recognized in earnings	0

Net realized gains (losses) on securities	42.1

Total net realized gains (losses) on securities	42.1
Service revenues	1.8

Total revenues	1,250.0

Expenses:
Losses and loss adjustment expenses	797.0
Policy acquisition costs	108.9
Other underwriting expenses	142.5
Investment expenses	1.0
Service expenses	1.6
Interest expense	12.1

Total expenses	1,063.1

Income before income taxes	186.9
Provision for income taxes	62.2

Net income	$124.7

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	607.9

Per share	$.21

Diluted:
Average shares outstanding	607.9
Net effect of dilutive stock-based compensation	4.8

Total equivalent shares	612.7

Per share	$.20

[1]

See the Monthly Commentary at the end of this release for additional discussion. For a description of our reporting and accounting policies, see Note 1 to our 2010 audited consolidated financial statements included in our 2010 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENTS

November 2011 Year-to-Date

(millions – except per share amounts)

(unaudited)

	Year-to-Date
	2011	2010	% Change
Net premiums written	$14,135.1	$13,547.7	4

Revenues:
Net premiums earned	$13,738.1	$13,202.2	4
Investment income	440.1	477.0	(8)
Net realized gains (losses) on securities:
Other-than-temporary impairment (OTTI) losses:
Total OTTI losses	(6.0)	(19.1)	(69)
Non-credit losses, net of credit losses recognized on previously recorded non-credit OTTI losses	.9	5.3	(83)

Net impairment losses recognized in earnings	(5.1)	(13.8)	(63)
Net realized gains (losses) on securities	130.8	87.0	50

Total net realized gains (losses) on securities	125.7	73.2	72
Service revenues	20.7	17.2	20
Net gain (loss) on extinguishment of debt	(.1)	6.4	NM

Total revenues	14,324.5	13,776.0	4

Expenses:
Losses and loss adjustment expenses	9,816.5	9,336.7	5
Policy acquisition costs	1,290.4	1,254.0	3
Other underwriting expenses	1,686.4	1,615.1	4
Investment expenses	12.3	10.1	22
Service expenses	17.5	19.6	(11)
Interest expense	120.6	123.1	(2)

Total expenses	12,943.7	12,358.6	5

Income before income taxes	1,380.8	1,417.4	(3)
Provision for income taxes	441.6	461.9	(4)

Net income	$939.2	$955.5	(2)

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	634.8	658.3	(4)

Per share	$1.48	$1.45	2

Diluted:
Average shares outstanding	634.8	658.3	(4)
Net effect of dilutive stock-based compensation	4.3	5.3	(19)

Total equivalent shares	639.1	663.6	(4)

Per share	$1.47	$1.44	2

NM = Not Meaningful

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENT – OTHER INFORMATION

November 2011

(millions – except per share amounts)

(unaudited)

The following table sets forth the comprehensive income for the period:

	Current	Year-to-Date
	Month	2011	2010
Net income	$124.7	$939.2	$955.5

After-tax changes in:
Net unrealized gains (losses) on securities	(51.5)	(119.1)	341.0
Net non-credit related OTTI losses	0	(.6)	(3.5)

Total net unrealized gains (losses) on securities	(51.5)	(119.7)	337.5
Net unrealized gains on forecasted transactions	(.2)	(6.5)	(6.7)
Foreign currency translation adjustment	(.1)	.1	.3

Comprehensive income	$72.9	$813.1	$1,286.6

Per share	$.12	$1.27	$1.94

The following table sets forth the investment results for the period:

	Current	Year-to-Date
	Month	2011	2010
Fully taxable equivalent total return:
Fixed-income securities	.1%	3.0%	7.0%
Common stocks	(.1)%	1.7%	9.7%
Total portfolio	.1%	2.7%	7.4%

Pretax recurring investment book yield	3.4%	3.3%	3.5%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

November 2011

($ in millions)

(unaudited)

Current Month
				Commercial
	Personal Lines Business			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$544.5	$418.6	$963.1	$108.8	$0	$1,071.9
% Growth in NPW	4%	6%	5%	13%	NM	6%
Net Premiums Earned	$592.0	$454.5	$1,046.5	$117.0	$.2	$1,163.7
% Growth in NPE	3%	6%	4%	4%	NM	4%
GAAP Ratios
Loss/LAE ratio	70.7	66.9	69.1	62.4	NM	68.5
Expense ratio	21.1	22.1	21.5	22.2	NM	21.6

Combined ratio	91.8	89.0	90.6	84.6	NM	90.1

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$17.3
Current accident year						31.1

Calendar year actuarial adjustment	$9.0	$36.1	$45.1	$4.5	$(1.2)	$48.4

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$17.3
All other development						.3

Total development						$17.6

Calendar year loss/LAE ratio						68.5

Accident year loss/LAE ratio						70.0

Statutory Ratios
Loss/LAE ratio						68.5
Expense ratio						22.7

Combined ratio						91.2

[1]

The other businesses generated an underwriting loss of $1.1 million for the month. Combined ratios and % growth are not meaningful (NM) due to the low level of premiums earned by, and the variability of loss costs in, such businesses.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

November 2011 Year-to-Date

($ in millions)

(unaudited)

Year-to-Date
				Commercial
	Personal Lines Business			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$7,187.5	$5,513.8	$12,701.3	$1,433.7	$.1	$14,135.1
% Growth in NPW	3%	7%	4%	5%	NM	4%
Net Premiums Earned	$7,034.8	$5,348.9	$12,383.7	$1,350.0	$4.4	$13,738.1
% Growth in NPE	3%	7%	5%	(1)%	NM	4%

GAAP Ratios
Loss/LAE ratio	71.8	71.4	71.7	69.4	NM	71.4
Expense ratio	20.8	22.7	21.6	22.1	NM	21.7

Combined ratio	92.6	94.1	93.3	91.5	NM	93.1

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$150.7
Current accident year						69.3

Calendar year actuarial adjustment	$77.0	$96.2	$173.2	$48.0	$(1.2)	$220.0

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$150.7
All other development						85.6

Total development						$236.3

Calendar year loss/LAE ratio						71.4

Accident year loss/LAE ratio						73.1

Statutory Ratios
Loss/LAE ratio						71.4
Expense ratio						21.5

Combined ratio						92.9

Statutory Surplus[3]						$5,492.3

NM = Not Meaningful

[1]	For the year, the other businesses generated an underwriting loss of $5.0 million.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

[3]

During November, the insurance subsidiaries declared $128.7 million of dividends and net returns of capital, of which $44.6 million were paid during the month; the remaining $84.1 million will be paid in December.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

BALANCE SHEET AND OTHER INFORMATION

(millions – except per share amounts)

(unaudited)

	November 2011
CONDENSED GAAP BALANCE SHEET:
Investments – Available-for-sale, at fair value:
Fixed maturities[1] (amortized cost: $11,615.9)	$11,894.4
Equity securities:
Nonredeemable preferred stocks[1] (cost: $473.7)	814.5
Common equities (cost: $1,416.9)	1,793.5
Short-term investments (amortized cost: $1,870.7)	1,870.7

Total investments[2,3]	16,373.1
Net premiums receivable	3,020.7
Deferred acquisition costs	448.1
Other assets[4]	2,464.3

Total assets	$22,306.2

Unearned premiums	$4,737.7
Loss and loss adjustment expense reserves[4]	7,258.5
Other liabilities[3]	1,908.6
Debt	2,442.0
Shareholders’ equity	5,959.4

Total liabilities and shareholders’ equity	$22,306.2

Common shares outstanding	613.7
Shares repurchased – November	3.1
Average cost per share	$18.69
Book value per share	$9.71
Trailing 12-month return on average shareholders’ equity	17.0%
Net unrealized pretax gains (losses) on investments	$996.3
Increase (decrease) from October 2011	$(79.2)
Increase (decrease) from December 2010	$(184.2)
Debt-to-total capital ratio	29.1%
Fixed-income portfolio duration	1.8	years
Weighted average credit quality	AA-
Year-to-date Gainshare factor	1.07

[1]	As of November 30, 2011, we held certain hybrid securities and recognized a change in fair value of $0.4 million as a realized loss during the period we held these securities.

[2]	Includes $5.0 billion of short-term investments and U.S. Treasury securities prior to settling $68.9 million of net security transactions outstanding at month-end.

[3]	Includes $68.9 million of net unsettled security transactions (as discussed in note 2 above).

[4]	Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $763.3 million, which are included in “other assets.”

Monthly Commentary

On December 9, 2011, the Board of Directors declared an annual variable dividend to be paid on February 3, 2012, to shareholders of record at the close of business on January 26, 2012. The amount of the dividend will be determined based on the Company’s 2011 financial results, subject to the limitations included in our annual variable dividend policy. See our News Release dated December 9, 2011, which can be found at http://investors.progressive.com/pdf/dividendreport-1211.pdf, for further details.

Events

We are currently scheduled to release December results on Thursday, January 19, 2012, before the market opens.

About Progressive

The Progressive Group of Insurance Companies makes it easy to understand, buy, and use auto insurance. Progressive offers choices so consumers can reach us whenever, wherever, and however it’s most convenient for them—online at http://www.progressive.com, by phone at 1-800-PROGRESSIVE, or in-person with a local agent.

Progressive offers insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes. We’re the fourth largest auto insurer in the country, the largest seller of motorcycle insurance, and a leader in commercial auto insurance. Progressive also offers car insurance online in Australia at http://www.progressiveonline.com.au.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, the Snapshot Discount®, and a concierge level of claims service.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE:PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions, and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the possible failure of one or more governmental entities to make scheduled debt payments or satisfy other obligations; the potential or actual downgrading of governmental, corporate, or other securities by a rating agency; the financial condition of, and other issues relating to the strength of and liquidity available to, issuers of securities held in our investment portfolios and other companies with which we have ongoing business relationships, including counterparties to certain financial transactions; the accuracy and adequacy of our pricing and loss reserving methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to retain more customers; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments, including, but not limited to, health care reform and tax law changes; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against us; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail, and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems), and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.